Hartford Life Insurance Company Separate Account Three:

333-148563	The Director
333-136543	The Director

Hartford Life and Annuity Company Separate Account Three:

333-148562	The Director
333-136545	The Director

Hartford Life Insurance Company Separate Account Seven:

333-136547	Hartford Leaders Horizon

Hartford Life and Annuity Insurance Company Separate Account Seven:

333-136548	Hartford Leaders Horizon

Supplement Dated June 25, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated June 25, 2008 to your Prospectus

In Appendix A – Examples, under the subsection, “The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios,” the “New Contract Value” under Examples 21 and 22 is replaced with $2,000.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6709